UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 29, 2014

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01     Other Events

Item 9.01     Financial Statements and Exhibits

Signatures

Exhibit Index

Ex-99	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 29, 2014, OFC 2 LLC, a Delaware limited liability company (“OFC 2”), ORNI 15 LLC, a Delaware limited liability company (“ORNI 15”), ORNI 39 LLC, a Delaware limited liability company (“ORNI 39”), ORNI 42 LLC, a Delaware limited liability company (“ORNI 42”) and HSS II, LLC, a Delaware limited liability company (“HSS II”, and collectively with OFC 2, ORNI 15, ORNI 39 and ORNI 42, the “Issuers”), each a wholly-owned direct or indirect subsidiary of Ormat Nevada Inc., a wholly-owned subsidiary of Ormat Technologies, Inc. (the “Company”), completed the sale of $140,000,000 aggregate principal amount of Series C Notes due 2032 (the “Series C Notes”).

The Series C Notes were issued under an Indenture of Trust and Security Agreement, dated as of September 23, 2011, by and among the Issuers, Wilmington Trust Company, as trustee, and Wilmington Trust Company, as depository (as amended, the “Indenture”), and sold pursuant to a Note Purchase Agreement, dated September 23, 2011, among the Issuers, OFC 2 Noteholder Trust, as purchaser, John Hancock Life Insurance Company (U.S.A.), as administrative agent, and the U.S. Department of Energy, as guarantor (the “DOE”) (as amended, the “Note Purchase Agreement”).

The net proceeds from the sale of the Series C Notes, after deducting transaction fees and expenses, were approximately $138.7 million, and will be used to finance a portion of the construction costs of Phase II of the Issuers’ McGinness Hills geothermal power facility. The Issuers will pay 4.61% interest on the Series C Notes quarterly in arrears on the last day of each of March, June, September and December in each year, commencing on December 31, 2014. The DOE will guarantee payment of 80% of principal and interest on the Series C Notes pursuant to Section 1705 of Title XVII of the Energy Policy Act of 2005, including by the American Recovery and Reinvestment Act of 2009 and the Energy and Water Development and Related Agencies Appropriations Act.

The Series C Notes benefit from the same covenants and terms, and are pari passu in all respects with, the other classes of notes issued under the Indenture and sold pursuant to the Note Purchase Agreement, the terms of which are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2011, which is incorporated herein by reference, which summary is not purported to be complete and is qualified in its entirety by reference to the full texts of the Indenture and Note Purchase Agreement, which have been filed as Exhibit 4.8 and Exhibit 10.1, respectively, to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 4, 2011.

Item 8.01     Other Events.

On August 29, 2014, the Company issued a press release announcing the issuance of the Series C Notes. A copy of the press release is furnished as Exhibit 99 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99	Press release of the Company dated August 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: September 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of the Company dated August 29, 2014